STOCK RESTRICTION AGREEMENT


        THIS STOCK RESTRICTION AGREEMENT (the "Agreement") is entered into as of June 30, 2004 (the "Effective Date") between SPORTS ARENAS, INC., a Delaware corporation ("SAI"), and HAROLD S. ELKAN, a single man as follows:


1.       Recitals

1.1 SAI is a validly existing corporation in good standing under the laws of the State of Delaware and is authorized to issue one class of common stock (the "Stock"). As used in this Agreement, the term "Share" shall mean one issued and outstanding share of the Stock and any property, other than cash, issued, distributed or acquired by a holder of Shares by reason of holding such Shares including any stock dividend or stock or debt instruments resulting from any acquisition, reorganization or other transaction involving SAI.

1.2 SAI and HAROLD S. ELKAN are parties to that certain DEBT PAYMENT & EXTRA COMPENSATION AGREEMENT dated June 30, 2004 (the "DP&EC Agreement"). Among other provisions of the DP&EC Agreement, it required:

     (a) SAI to issue 5,441,734 Shares (each an "Extra Compensation Share") to HAROLD S. ELKAN as extra compensation in recognition of guarantees HAROLD S. ELKAN provided to subsidiaries of SAI and to allow HAROLD S. ELKAN to maintain ownership of at least a majority of the outstanding capital stock of SAI;

     (b) the Extra Compensation Shares to be held in trust by SAI pending the execution and delivery of this Agreement;

     (c) this Agreement to set forth certain minimum rights, privileges and restrictions applicable to the Extra Compensation Shares;

     (d) the parties to negotiate and enter into this Agreement on or before August 29, 2004; and

     (e) a committee of SAI's board of directors composed of directors who are independent of HAROLD S. ELKAN (the "Special Committee") to direct SAI's actions under this Agreement.

1.3  As used in this Agreement, the term:

     (a) "Restricted Share" shall refer to each Extra Compensation Share originally issued to HAROLD S. ELKAN and any property or Shares later issued, distributed or acquired with respect to such Extra Compensation Shares including by reason of any dividend or any acquisition or reorganization transaction involving SAI; and

     (b) "Elkan" shall mean any holder of Restricted Shares including HAROLD S. ELKAN and his Permitted Successors (as hereinafter defined).

1.4 As of the Effective Date, SAI and certain of its subsidiaries are indebted under outstanding financing facilities which contain covenants (each a "Control Covenant") which either treat a change in control of SAI as an event of default or allow the creditor to accelerate the indebtedness upon such a change in control of SAI. The first day upon which no Control Covenant applies and no creditor may treat a change in control of SAI as an event of default or allow the creditor to accelerate the indebtedness upon a change in control of SAI is referred to as the "Zero Covenant Date."

1.5 HAROLD S. ELKAN's Extra Compensation Stock is intended to be: (a) restricted property as such term is defined in Internal Revenue Code section 83; (b) entitled to reasonable "piggy-back" registration rights; and (c) protected by reasonable anti-dilution provisions.


2.   Restricted Shares Administration

2.1 Each share certificate evidencing the Restricted Shares shall contain the following legend in a prominent and conspicuous place:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UNDER THE TERMS OF THAT CERTAIN STOCK RESTRICTION AGREEMENT DATED AS OF JUNE 30, 2004 BETWEEN HAROLD
                  S. ELKAN AND THIS CORPORATION, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

2.2 Concurrently with the execution of this Agreement, Elkan has endorsed stock assignment forms separate from the certificates evidencing the Restricted Shares and has deposited the assignment forms and the certificates with the secretary of SAI. Despite this endorsement and deposit, Elkan shall have the right to vote the Restricted Shares and receive the dividends paid on them until the Restricted Shares are sold or transferred as provided in this Agreement.


3.   SAI Independent Determinations

        SAI shall exercise and enforce all of its rights under this Agreement solely under the supervision and direction of its Special Committee. In no event shall HAROLD S. ELKAN perform any duty as a director or officer of SAI with respect to this Agreement or the exercise or enforcement of SAI's rights hereunder except as approved, directed or recommended by the Special Committee. As used in this Agreement, the term "Independent Determination" shall mean a reasonable determination made by SAI's board of directors or any duly authorized committee thereof, provided all such directors are independent from Elkan.


4.       Restriction On Transfer of Restricted Shares

4.1 Except as otherwise provided herein, Elkan shall not voluntarily or involuntarily, sell, transfer, assign, pledge, or otherwise dispose of or encumber the Restricted Shares prior to the later of the Zero Covenant Date or the fifth anniversary of the Effective Date (such later date, the "5th Anniversary/Zero Covenant Date"). Consent to one transfer shall not be considered as consent to any subsequent transfer and any transferee, whether voluntary or involuntary, shall take such Restricted Shares subject to the terms of this Agreement.

4.2 Notwithstanding the foregoing, Elkan may transfer Restricted Shares, or a portion or interest therein, with or without consideration to a trust settled for estate planning purposes pursuant to which HAROLD S. ELKAN, acts as trustee only if: (a) such transfer would not breach any Control Covenant to which SAI or its subsidiaries are bound; and (b) such transferee agrees in writing to be bound by this Agreement and hold such Restricted Shares subject to this Agreement. Any such transferee is referred to herein as a "Permitted Successor."


5.   Forfeiture/Redemption of Restricted Shares

5.1 The Restricted Shares are intended to be restricted property as defined under Internal Revenue Code section 83.

5.2  For purposes of this Agreement, the terms:

     (a)  "Other SAI-HSE  Agreement" means any material agreement between HAROLD
          S. ELKAN and SAI or its subsidiaries;

     (b) "Notice/Cure Period" shall mean with respect to any Other SAI-HSE Agreement, notice of a material breach and a period to cure such breach equal to the longer of: (1) the period provided for a party to cure such breach after notice under the Other SAI-HSE Agreement; or
          (2) 30 days after notice of such breach if the breach can reasonably be cured within 30 days; or (3) if such breach cannot be reasonably cured within 30 days, a reasonable period not to exceed 180 days after notice of such breach providing the party who has allegedly breached the Other SAI-HSE Agreement diligently and continuously prosecutes such cure;

     (c) "Cause" means HAROLD S. ELKAN's: (1) repeated and continued failure to perform his duties and responsibilities as an SAI employee (including noncompliance with any written policy of SAI adopted or confirmed by an Independent Determination) in good faith after having a reasonable opportunity to cure such failure upon receiving specific written notice of such failure from SAI; (2) commission of any act of fraud with respect to SAI; (3) conviction of a felony or a crime involving moral turpitude if such felony or crime caused material harm to the business and affairs of SAI; or (4) default under any Other SAI-HSE Agreement after the expiration of a the Notice/Cure Period;

     (d) "Permanent Disability" means a physical or mental condition which prohibits HAROLD S. ELKAN from performing his duties as an employee of SAI with reasonable accommodation which he may request for a period of 180 consecutive days, all as determined by an Independent Determination; and

     (e) "SAI Business" means: (a) the manufacture and sale of carbon fiber tube products; and (b) the ownership, purchase and sale of commercial real estate.

5.3 At any time between the Effective Date and the 5th Anniversary/Zero Covenant Date (the "5th Anniversary/Covenant Period") (except as otherwise provided below), all Restricted Shares shall be forfeited to SAI upon SAI's Independent Determination if HAROLD S. ELKAN:

     (a)  is terminated as an employee, officer or agent of SAI for Cause;

     (b) voluntarily terminates his employment with SAI, except as a result of HAROLD S. ELKAN's Permanent Disability or if SAI by an act resulting from an Independent Determination has: (1) relieved HAROLD S. ELKAN of his title or duties as chief executive officer of SAI or any SAI operations or subsidiaries other than PENLEY SPORTS, LLC; or (2) substantially reduced HAROLD S. ELKAN's basic compensation program from that in effect on the Effective Date;

     (c) usurps a business opportunity presented to SAI or HAROLD S. ELKAN relating to the SAI Business without first having offered the opportunity to SAI and SAI having rejected the opportunity by an Independent Determination; or

     (d) competes or acquires a controlling interest in a business that competes against SAI in the SAI Business without SAI's prior consent by an Independent Determination.

5.4 At any time during the 5th Anniversary/Zero Covenant Period (except as otherwise provided below), SAI by an Independent Determination may purchase any or all of the Restricted Shares for $.05936 per Restricted Share adjusted for inflation since the Effective Date if:

     (a) as determined by Independent Determination in accordance with generally accepted accounting principles consistently applied on the 90th day prior to the fifth anniversary of the Effective Date, the net fair market value of SAI's assets has failed to increase by at least
          2.5 percent per annum, compounded annually, over the period between the Effective Date and the 90th day prior to the fifth anniversary of the Effective Date after adjustments for any distributions made to SAI's shareholders approved by an Independent Determination;

     (b) SAI by an Independent Determination for business reasons unrelated to HAROLD S. ELKAN's ownership of Restricted Stock, or the fair market value of such Restricted Stock, substantially reduces HAROLD S.
          ELKAN's basic compensation program from that in effect on the Effective Date and as a result HAROLD S. ELKAN voluntarily terminates his employment with SAI;

     (c) except as otherwise permitted or required by this Agreement, Elkan sells or transfers any Restricted Stock prior to the 5th Anniversary/Zero Covenant Date without SAI's consent by an Independent Determination; or

     (d) HAROLD S. ELKAN defaults under any Other SAI-HSE Agreement after the expiration of the Notice/Cure Period, but only if the damages sustained by SAI or its subsidiary under such Other SAI-HSE Agreement exceeds $25,000.

5.5 If an event occurs during the 90 day period prior to the expiration of the 5th Anniversary/Zero Covenant Period that would allow SAI to compel a forfeiture or purchase Restricted Shares under Sections 5.3 or 5.4, above, SAI's right to compel a forfeiture or purchase Restricted Shares shall be extended to the 90th day after such event regardless of the expiration of the 5th Anniversary/Zero Covenant Period.


6.   Anti-Dilution

6.1 As of the Effective Date, the number of issued and outstanding Restricted Shares held by Elkan equals 50 percent of all issued and outstanding Shares, on a fully-diluted basis, plus one Share (hereinafter referred to as "50%+1 Control"). Further, other than the Shares (including the Restricted Shares), SAI has no other issued and outstanding securities.

6.2 If during the 5th Anniversary/Zero Covenant Period SAI issues any additional Shares, options, rights or other securities to holders other than Elkan (each an "Non-Elkan Security") such that Elkan would no longer hold 50%+1 Control, SAI shall offer to sell and issue to Elkan, for such consideration as hereinafter provided, that number of securities having the same rights, privileges, preferences and limitations as the Non-Elkan Securities (each a "Restoring Security") which would result, if all Restoring Securities are purchased, in Elkan continuing to hold 50%+1 Control. All Restoring Securities shall be subject to the terms and provisions of this Agreement as if such Restoring Securities constituted their commercially reasonable equivalent in Restricted Shares and each Restricted Security shall be a Restricted Share under this Agreement.

6.3 With respect to each issuance of Non-Elkan Securities, SAI shall offer to sell the corresponding Restoring Securities to Elkan for an aggregate purchase price equal to the "fair market value" of the Restoring Securities as determined by an independent third-party appraiser selected as set forth below.

     6.3.1"Fair market  value" of the Restoring  Securities  shall be determined by such independent appraiser to be the aggregate consideration paid by the purchasers of Non-Elkan Securities minus an appropriate discount for the risks and restrictions placed the Restoring Securities by this Agreement. Otherwise, the Restoring Securities shall be offered and sold subject to the same terms and conditions as are applicable to the Non-Elkan Securities.

     6.3.2Except as  otherwise  provided  herein,  the  independent  third-party appraiser shall be selected by Independent Determination. Notwithstanding the foregoing, if Elkan holds less than 50%+1 Control prior to an issuance of Non-Elkan Securities, the selection of such appraiser for purposes of valuing the Restoring Securities to be offered and sold in response to such issuance shall in addition be subject to the approval of Elkan.

6.4 If SAI proposes to undertake an issuance of Non-Elkan Securities, SAI shall give to Elkan notice of its intention to issue Non-Elkan Securities (the "Restoring Notice") describing the type of Non-Elkan Securities, the price and the general terms upon which SAI proposes to issue such Non-Elkan Securities and the number and price of the Restoring Securities to which Elkan is entitled to purchase hereunder. Within 20 days from the date of such Restoring Notice, Elkan may notify SAI of Elkan's election to purchase such Restoring Securities for the price and upon the general terms specified in the Restoring Notice, which notice shall also state therein the quantity of Restoring Securities to be purchased. Elkan's right to purchase Restoring Securities shall forever lapse and terminate if Elkan fails to timely notify SAI of Elkan's election to purchase such Restoring Securities or to the extent Elkan elects to purchase less than all of the Restoring Securities that Elkan would be entitled to purchase.


7.   Bring-Along Right

7.1 Notwithstanding anything to the contrary herein, if SAI by an Independent Determination approves a proposal, and such proposal is also approved by the holders of Shares other than Elkan Shares ("Non-Elkan Shares") by a majority vote of such Non-Elkan Shares (except for shares as to which dissenters rights may be validly exercised), to transfer all Non-Elkan Shares by means of sale, tender offer, contribution, merger, consolidation, share exchange or sale of all or substantially all assets or other disposition to be consummated in a single transfer or a series of related transfers to a single purchaser or a group of purchasers (collectively the "Purchaser") as part of a single transaction or group of related transactions (such transfer transactions being referred to as a "Transfer"), SAI at any time prior to the Zero Covenant Date shall have the right (a "Bring-Along Right") to compel Elkan to tender all Elkan Shares to the Purchaser at the same price per Share and on the same terms and conditions as apply to the Transfer of the Non-Elkan Shares.

7.2 If SAI elects to exercise such Bring-Along Right, it shall notify Elkan at least 30 days prior to the date proposed for the Transfer of: (a) SAI's exercise of such Bring-Along Right; (b) the identity and address of the Purchaser; (c) the proposed amount and form of consideration and terms of payment offered by the Purchaser; and (d) any other material terms pertaining to the Transfer.

7.3 Neither Elkan nor any holder of Non-Elkan Shares shall be obligated to consummate the sale of any Shares if the Purchaser does not offer to and in fact purchase all of the then issued and outstanding Shares (except for shares as to which dissenters rights may be validly exercised). If the Purchaser offers to purchase all such Shares, the Transfer shall be consummated on the terms and conditions approved by in the Independent Determination.

7.4 Notwithstanding any other provision of this Agreement, if SAI exercises its Bring-Along-Right, the restrictions on the transfer of Restricted Shares set forth in Article 4 and SAI's right to compel a forfeiture or purchase Restricted Shares under Article 5 shall terminate upon consummation of the Transfer and any securities received by Elkan in connection with such Transfer shall not be subject to such restrictions on transfer or rights to compel forfeiture or purchase.


8.   Registration Rights

8.1 As used in this Agreement, the following terms shall have the following respective meanings:

     (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

     (b) "Elkan Registrable Securities" means Elkan Shares and all Restoring Securities which are Registrable Securities;

     (c) the terms "register," "registered" and "registration" (without an initial capital letter) refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     (d) "Registrable Securities" means any SAI securities which have not been registered;

     (e) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred in connection with registration of Designated Registrable Securities (as defined below), qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for SAI, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of SAI, which shall be paid in any event by SAI) and the reasonable fees and disbursements of one counsel for Elkan;

     (f) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and

     (g) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the registration of Designated Registrable Securities that are not Registration Expenses.

8.2 Except as otherwise provided herein, If SAI by an Independent Determination proposes to register any of its Registrable Securities ("SAI Designated Registrable Securities"), to be effective at any time after the 5th Anniversary/Zero Covenant Date including appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations (an "SAI Registration"), SAI shall:

     (a)  promptly give notice of the proposed SAI Registration to Elkan; and

     (b) as soon as practicable, exercise commercially reasonable efforts to include the Elkan Shares in such registration statement covering the Registrable Securities, including appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations (a "Piggyback Registration") as Elkan may request within 20 days after SAI's notice and as would permit or facilitate the sale and distribution of all or such portion of such Elkan Registrable Securities as are specified in such request (the Registrable Securities subject to such Piggyback Registration as Elkan has requested are referred to as "Elkan Designated Registrable Securities").

8.3 By notice to Elkan, SAI shall have the right to terminate or withdraw any SAI Registration and Piggyback Registration prior to the effectiveness of such registration

8.4 If the SAI Registration is for a public offering involving an underwriting, SAI shall so advise Elkan as part of the notice of the SAI Registration and the right of Elkan to request Piggyback Registration of Elkan Designated Registrable Securities shall be conditioned upon Elkan's commercially reasonable cooperation and participation in such underwriting arrangements and the inclusion of such Elkan Designated Registrable Securities in the underwriting.

     8.4.1SAI and Elkan shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by SAI, but subject to Elkan's approval.

     8.4.2If the managing underwriter advises SAI and Elkan that marketing factors require a limitation of the number of Elkan Designated Registrable Securities and SAI Designated Registrable Securities (each "Designated Registrable Securities") to be underwritten, the number of shares of Designated Registrable Securities that may be included in the registration and underwriting shall be allocated between Elkan and SAI in proportion, as nearly as practicable, to the respective amounts of Designated Registrable Securities proposed for registration by Elkan and SAI. No Designated Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of Designated Registrable Securities, the underwriters may round to 100 the number of Designated Registrable Securities to be underwritten and registered by SAI and Elkan.

     8.4.3If SAI or Elkan (subject to SAI's Bring-Along  Rights under Article 7)
          disapproves of the terms of the underwriting, such person may elect to withdraw its Designated Registrable Securities therefrom and from registration by notice to the other and the managing underwriter. The Designated Registrable Securities so withdrawn shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     8.4.4For purposes of this Agreement, any Designated Registrable Securities withdrawn from underwriting and registration shall no longer be Designated Registrable Securities.

8.5 From and after the Effective Date, SAI shall not enter into any agreement granting any holder or prospective holder of any securities of SAI registration rights with respect to such securities without Elkan's consent unless: (a) such other registration rights are subordinate to the registration rights granted to Elkan hereunder; and (b) the holders of such rights are subject to market standoff obligations no more favorable to such persons than those contained herein.

8.6 All Registration Expenses incurred in connection with registration of Designated Registrable Securities shall be borne by SAI. Unless otherwise stated, all Selling Expenses relating to Elkan Designated Registrable Securities shall be borne by Elkan and all Selling Expenses relating to SAI Designated Registrable Securities shall be borne by SAI.

8.7 In the case of each Piggyback Registration effected by SAI pursuant to this Agreement, SAI shall keep Elkan advised as to the status thereof and, at SAI's expense, shall further:

     (a) prepare and file with the Commission a registration statement and such amendments and supplements thereto as may be necessary or appropriate with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed, whichever first occurs;

     (b) furnish to Elkan and to the underwriters of the Designated Registrable Securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Elkan and underwriters may reasonably request in order to facilitate the public offering of such securities;

     (c) use commercially reasonable efforts to register and qualify the Designated Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Elkan, provided that SAI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering; and

     (e) notify Elkan at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

8.8 SAI, to the fullest extent permitted by law, shall protect, defend, indemnify and hold harmless Elkan each of its officers and directors and partners, and each person controlling Elkan within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by SAI of the Securities Act, the Securities Exchange Act of 1934, state securities law or any rule or regulation promulgated under the such laws applicable to SAI in connection with any such registration, qualification or compliance.

     8.8.1SAI shall reimburse Elkan, its officers, directors and partners and each person controlling Elkan, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that SAI shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to SAI by an instrument duly executed by Elkan or any controlling person or underwriter and stated to be specifically for use therein.

8.9 In the case of any Piggyback Registration of Elkan Designated Registrable Securities, Elkan to the fullest extent permitted by law shall protect, defend, indemnify and hold harmless SAI, each of its directors and officers, each underwriter, if any, of any Designated Registrable Securities, each person who controls SAI or such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact made by Elkan and contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) by Elkan to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

     8.9.1Elkan  shall  reimburse  SAI and its  directors,  officers,  partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to SAI by an instrument duly executed by Elkan and stated to be specifically for use therein.

     8.9.2The indemnity agreement provided in this section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the Elkan's consent. Further, Elkan's indemnity liability under this section shall be limited in an amount equal to the net proceeds of the Elkan Designated Registrable Securities sold by Elkan if the Piggyback Registration occurs as a result of SAI exercising its Bring-Along Right.

     8.9.3Elkan shall not be required to indemnify any person against any liability arising from: (a) any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus; or (b) out of the failure of any person to deliver a prospectus as required by the Securities Act.

8.10 Each party entitled to indemnification hereunder (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to the approval of the Indemnified Party and the Indemnified Party may participate in such defense at such party's expense.

     8.10.1 The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnity obligations unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, in which case the Indemnifying Party shall be relieved of its indemnity obligations to the extent of such prejudice

     8.10.2 The Indemnifying Party shall not assume the defense for matters as to which representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them, but shall instead in such event pay the fees and costs of separate counsel for the Indemnified Party.

     8.10.3 Except with the consent of each Indemnified Party, no Indemnifying Party in the defense of any such claim or litigation shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

8.11 Elkan in any Piggyback Registration shall furnish to SAI such information regarding Elkan, the Elkan Designated Registrable Securities and the distribution proposed by Elkan as SAI may reasonably request in connection with such Piggyback Registration.

8.12 With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, SAI shall use commercially reasonable efforts to:

     (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) file with the Commission in a timely manner all reports and other documents required of SAI under the Securities Act and the Securities Exchange Act of 1934, as amended; and

     (c) so long as Elkan owns any Elkan Registrable Securities, furnish to Elkan forthwith upon request: (1) a statement by SAI as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Securities Exchange Act of 1934; (2) a copy of the most recent annual or quarterly report of SAI; and (3) such other reports and documents of SAI and other information in the possession of or reasonably obtainable by SAI as Elkan may reasonably request in availing itself of any rule or regulation of the Commission allowing Elkan to sell any such securities without registration.

8.13 Elkan's right to cause a Piggyback Registration of Elkan Designated Registrable Securities may be assigned to a transferee or assignee in connection with any transfer or assignment of such Elkan Registrable
     Securities by Elkan, provided: (a) Elkan is not in default under this Agreement and no uncured noticed breach exists at the time of such transfer; (b) such transfer may be effected in accordance with applicable securities laws; (c) such assignee or transferee acquires at least one percent (1%) of SAI's outstanding Shares (on a common-equivalent basis);
     (d) notice of the transfer and the transferee is promptly given to SAI; and
     (e) such transferee agrees in writing to be bound by the provisions of this Agreement.

8.14 Elkan's right to cause a Piggyback Registration of Elkan Designated Registrable Securities shall terminate upon the earliest to occur of the date: (a) of Elkan's default under this Agreement; (b) that Elkan can sell all of the Elkan Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act; (c) that Elkan can sell all of the Elkan
     Registrable Securities pursuant to Rule 144 promulgated under the Securities Act in any 90 day period; or (d) 10 years after the Effective Date.

8.15 In connection with any public offering of SAI's securities, Elkan upon SAI's commercially reasonable request or the commercially reasonable request of the underwriters managing any underwritten offering of SAI's securities shall not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of SAI (other than those included in the registration), without the prior written consent of SAI or such underwriters, as the case may be, for a period of time as may be requested by the underwriters not to exceed 180 days from the effective date of such registration. SAI shall have the right to instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this section.

8.16 If any term or provision set forth in this Article 8 conflicts with any other term or provision of this Agreement, the other term or provision shall supersede the term or provision of this Article 8 and shall control.


9.   Default and Remedies

9.1 A material breach under this Agreement shall occur upon a party's: (a) failure to timely perform or satisfy any obligation which it is required to perform or satisfy under this Agreement; or (b) breach of any warranty made by such party; (c) default under the DP&EC Agreement; or (d)
     misrepresentation or omission of a material fact which induced (either entirely or partly) another party to enter into this Agreement.

9.2 If a material breach occurs under this Agreement, an aggrieved party shall notify each breaching party and the other parties of the obligation breached and the provisions of this Agreement under which the obligation arises. After such party's notice, the breaching party shall either: (a) cure the breach; or (b) be deemed in default under this Agreement: (1) on or after the 30th day after notice of such breach if the breach can reasonably be cured within 30 days; or (2) if such breach cannot be reasonably cured within 30 days, on the last day of a reasonable cure period not to exceed 180 days after notice of such breach providing the breaching party diligently and continuously prosecutes such cure.

9.3 A party not in default shall have the right to seek and obtain any remedy it may have hereunder, at law or in equity and to enforce one or more of the remedies successively or concurrently and any such action shall not stop or prevent such party from pursuing any other remedy which it may have hereunder, at law or in equity. No act or failure to act by a party under this Agreement shall be deemed or construed to be a waiver of, or an election with respect to, such party's rights under this Agreement or applicable law.


10.  Miscellaneous

10.1 Attorneys' Fees. If any party employs counsel to enforce or interpret this Agreement, including the commencement of any legal proceeding whatsoever (including insolvency, bankruptcy, arbitration, mediation, declaratory relief or other litigation), the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs (including the service of process, filing fees, court and court reporter costs, investigative fees, expert witness fees and the cost of any bonds, whether taxable or not) in addition to any other remedy it may obtain or be awarded. Any judgment or final order issued in any legal proceeding shall include such reimbursement for attorneys' fees and costs. In any legal proceeding, the "prevailing party" shall mean the party determined by the court to most nearly prevail and not necessarily the party in whose favor a judgment is rendered.

10.2 Interpretation. Wherever the context of this Agreement requires, all words used in the singular shall be construed to have been used in the plural, and vice versa, and the use of any gender specific pronoun shall include any other appropriate gender. The term "person" shall refer to any individual, corporation or legal entity having standing to bring an action in its own name under California law. The use of the conjunctive "or" shall mean "and/or" unless otherwise required by the context in which the conjunctive "or" is used. The term "including" shall mean "including without limitation" and "including but not limited to" unless otherwise required by the context in which the term "including" is used. This Agreement has been negotiated at arm's length and each party has been represented or has had the opportunity to be represented by independent legal counsel in this transaction. This Agreement was executed voluntarily without any duress or undue influence on the part of or on behalf of the parties hereto. The parties acknowledge they have read and understood this Agreement and its legal effect. Accordingly, each party hereby waives any benefit under any rule of law (including Section 1654 of the California
     Civil Code) or legal decision that would require interpretation of any ambiguities in this Agreement against the party drafting it.

10.3 Headings and Labels. In this Agreement, articles are distinguished by article numbers having no decimal point or no numbers to the left of the decimal point (i.e. "Article 12" or "12."), sections are distinguished by section numbers on both sides of a single decimal point (i.e. "12.2") and subsections are distinguished by subsection numbers on both sides of two decimal points (i.e. "12.2.2") Reference to an "article" shall include the terms and provisions of each section thereunder and reference to a "section" shall include the terms and provisions of each subsection under such section. Article, section, and subsection titles and captions contained in this Agreement are inserted as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any of its provisions.

10.4 Recitals. The recitals set forth at the beginning of this Agreement of any matters or facts shall be conclusive proof of the truthfulness thereof and the terms and conditions set forth in the recitals, if any, shall be deemed a part of the Agreement.

10.5 Assignment. HAROLD S. ELKAN shall not voluntarily or by operation of law assign, hypothecate, convey, give, transfer, mortgage, sublet, license or otherwise transfer or encumber all or any part of his rights, duties or other interests in this Agreement or the proceeds thereof without the prior consent of SAI after an Independent Determination approving such action. Any attempt to make an assignment in violation of this provision shall be a material breach under this Agreement and any assignment in violation of this provision shall be null and void. Absent an express signed written agreement by SAI after an Independent Determination approving such action, no assignment of any of the rights or obligations under this Agreement shall result in a novation or in any other way release the assignor from its obligations under this Agreement. SAI may voluntarily or by operation of law assign, hypothecate, convey, give, transfer, mortgage, sublet, license or otherwise transfer or encumber all or any part of his rights, duties or other interests in this Agreement or the proceeds thereof without the prior consent of HAROLD S. ELKAN after an Independent Determination approving such action. Except as provided to the contrary in this Agreement, this Agreement shall be binding on and inure to the benefit of the parties and their successors and assigns.

10.6 Governing Law & Trial by Reference. This Agreement shall be construed and interpreted in accordance with the laws of the State of California. Any action brought to interpret or enforce this Agreement shall be tried by the reference procedures set forth in California Code of Civil Procedure
     Section 638 et seq. upon motion by either party to the Superior Court for the County of San Diego, California. A single referee shall be appointed to try the matter and such referee shall be a retired judge of the California Superior Court, California Court of Appeals or California Supreme Court. Each party may reject two referees appointed by the court and hereby waives the right to trial by jury. The referee shall be compensated at the rate per hour charged by senior attorneys in major San Diego County law firms. During the pendency of the reference proceeding, each party shall pay one-half of the cost thereof. Upon the conclusion of the reference proceeding, the losing party shall pay all of remaining unpaid costs of the reference proceeding and reimburse the prevailing party for any such costs previously paid by the prevailing party. Such reimbursement shall be included in any judgment or final order issued in the reference proceeding. Except as otherwise required by law, each party shall exercise its best efforts to keep the referenced proceeding and the testimony and evidence presented therein confidential.

10.7 Integrated Agreement; Modifications. This Agreement, including the exhibits hereto, contains all the agreements of the parties concerning the subject hereof and cannot be amended or modified except by a written instrument executed and delivered by the parties. There are no other representations, agreements, arrangements or understandings, either oral or written, between or among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein. In addition there are no representations, agreements, arrangements or understandings, either oral or written, between or among the parties upon which any party is relying upon in entering this Agreement that are not fully expressed herein. Without limiting the generality of the foregoing, no party has represented to any other party and no party is relying on any information concerning the federal or state income taxes which may or may not result the consummation of the transactions contemplated herein.

10.8 Severability. If any term or provision of this Agreement is determined to be illegal, unenforceable or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provisions or part thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability or validity of the remainder of this Agreement. If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this section, then the stricken provision shall be replaced, to the extent possible, with a legal, enforceable and valid provision that is as similar in tenor to the stricken provision as is legally possible.

10.9 Notices. Any delivery of this Agreement, notice, modification of this Agreement, collateral or additional agreement, demand, disclosure, request, consent, approval, waiver, declaration or other communication that a party desires or is required to give to another party or any other person shall be in writing. Any such communication may be served personally, transmitted by facsimile or nationally recognized overnight delivery service (i.e., Federal Express) or sent by prepaid, first class mail to the party's address as set forth below:

          If to SAI:                SPORTS ARENAS, INC.,
                                    7415 Carroll Road, Suite C
                                    San Diego, CA  92121
                                    Telephone (858) 408-0364
                                    Fax (858) 408-0370
                                    Attention: Harold S. Elkan
                                                (email: helkan@penleygolf.com)
                                               Steven R. Whitman
                                                (email: swhitman@penleygolf.com)

                 with copies to:    Victor A. Pollak
                                    FABIAN &CLENDENINN
                                    215 S. State St., 12th Flr.
                                    Salt Lake City, UT 84111
                                    Telephone (801) 323-2247
                                    Fax (801) 596-2814
                                    email: vpollak@fabianlaw.com

                 and                Tyler W. Cramer
                                    OLMSTEAD, CRAMER & PIZZUTOO, A L.C.
                                    401 West A Street, Suite 2300
                                    San Diego, CA 92101-7915
                                    Telephone (619) 699-5845
                                    Fax (619) 232-1042
                                    email: tcramer@ocplaw.com

          If to Elkan:              Harold S. Elkan
                                    7415 Carroll Road, Suite C
                                    San Diego, CA  92121
                                    Telephone (858) 408-0364
                                    Fax (858) 408-0370
                                    email: helkan@penleygolf.com

                 with a copy to:    Stephen LaSala
                                    SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
                                    12544 High Bluff Drive, Suite 300
                                    San Diego, CA 92130
                                    Telephone (858) 720-8987
                                    Fax: (858) 847-4870
                                    email: slasala@sheppardmullin.com
                                           --------------------------

     10.9.1 Each party shall make an ordinary, good-faith effort to ensure it will accept or receive notices that are given in accordance with this section and that any person to be given notice actually receives such notice. Each party transmitting a communication by facsimile shall also transmit a confirming copy of such communication by personal delivery, U.S. Mail or nationally recognized overnight delivery service.

     10.9.2 Any such communication shall be deemed effective upon personal delivery, two days after transmitting the notice by nationally recognized overnight delivery service or three days after mailing in accordance with this section. Any such communication transmitted by facsimile shall be effective upon confirmed receipt of the communication transmitted by facsimile, personal delivery of the confirming copy, two days after transmitting the confirming copy by nationally recognized overnight delivery service or three days after mailing the confirming copy in accordance with this section. Any party may change its address by notice to the other party.

10.10Time. Time is of the essence to the performance of each and every obligation under this Agreement.

10.11Reasonable Consent and Approval. Whenever a party is required or permitted to give its consent or approval under this Agreement, such consent or approval shall not be unreasonably withheld or delayed. 10.12 SAI Board Approval. SAI represents to HAROLD S. ELKAN the transactions contemplated by this Agreement have been approved in advance by SAI's Special Committee and full board of directors in accordance with applicable law.

10.13Further Assurances. The parties at their own cost and expense shall execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to carry out the intent and purposes of this Agreement.

10.14Waivers. Any waiver by any party shall be in writing and shall not be construed as a continuing waiver. No waiver will be implied from any delay or failure to take action on account of any default by any party. Consent by any party to any act or omission by another party shall not be construed to be a consent to any other subsequent act or omission or to waive the requirement for consent to be obtained in any future or other instance.

10.15Counsel.  This  Agreement  was  prepared  by Tyler W.  Cramer of  OLMSTEAD,
     CRAMER & PIZZUTO, A Law Corporation ("OC&P"), on behalf of SAI and reviewed by Victor A. Pollak of FABIAN & CLENDENIN ("F&C") on behalf of the Special Committee and by Stephen LaSala of SHEPPARD, MULLIN, RICHTER & HAMPTON, LLP on behalf of HAROLD S. ELKAN. Messrs. Cramer and Pollak have advised HAROLD
     S. ELKAN that neither OC&P nor F&C are representing HAROLD S. ELKAN or his interests in connection with the negotiation and preparation of this Agreement, the subjects addressed herein and related matters (collectively the "Subject Matter"). Further, Mr. Cramer has disclosed to SAI, the Special Committee and HAROLD S. ELKAN that: (a) OC&P currently represents and has previously represented SAI and HAROLD S. ELKAN (each an "OC&P Client") and their interests in other matters; and (b) the relevant circumstances and reasonably foreseeable adverse consequences of OC&P representing only SAI and its interests in the Subject Matter. Each OC&P Client acknowledges such OC&P Client has interests which are potentially adverse to the interests of the others. By executing and delivering this Agreement, each OC&P Client and the Special Committee confirms it has granted its consent to Mr. Cramer and OC&P representing only SAI and its interests in the Subject matter. Such consent may be revoked at any time by any OC&P Client or the Special Committee.

10.16Signatures/Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall not be effective until the execution and delivery between each of the parties of at least one set of counterparts. A party may deliver this Agreement by facsimile providing such party transmits the original to Tyler
     W. Cramer, OLMSTEAD, CRAMER & PIZZUTO, A L.C., 401 West A, Street, Ste. 2300, San Diego, California 92101 on or before the 75th day after the Effective Date. The parties authorize each other to detach and combine original signature pages and consolidate them into a single identical original. Any one of such completely executed counterparts shall be sufficient proof of this Agreement.

10.17Date and Delivery of Agreement. Notwithstanding anything to the contrary contained in this Agreement, the parties intend this Agreement shall be deemed effective, executed and delivered for all purposes under this Agreement, and for the calculation of any statutory time periods based on the date an agreement between parties is effective, executed or delivered, as of the Effective Date.

10.18Counting of Days. If a party is required to complete the performance of an obligation under this Agreement by a date certain and such date is a Saturday, Sunday or Federal bank holiday (collectively, a "Nonbusiness Day"), the date for the completion of such performance will be the next succeeding day that is not a Nonbusiness Day.






      IN WITNESS WHEREOF, this Agreement is executed to be effective as of the Effective Date set forth above.


        SAI:      SPORTS ARENAS, INC.,
                      a Delaware corporation


                          BY: /s/HAROLD S. ELKAN
                              -----------------------------
                               Harold S. Elkan, President


                          BY: /s/STEVEN R. WHITMAN
                              -----------------------------
                               Steven R. Whitman, Secretary


        HAROLD S. ELKAN: /s/HAROLD S. ELKAN
                          ---------------------------
                          HAROLD S. ELKAN, a single man


                          APPROVED



        Special Committee: /s/PATRCIK REILEY
                           ------------------------------------------
                            Patrick Reiley, Sole Member,
                              Special Committee of the Board of Directors,
                              SPORTS ARENAS, INC., a Delaware corporation